                                                                   EXHIBIT 10.17





                   SCHEDULE OF MANAGEMENT SERVICES AGREEMENTS
      WHICH ARE SUBSTANTIALLY IN THE FORM OF MANAGEMENT SERVICES AGREEMENT
                        ATTACHED AS EXHIBIT 10.16 TO THE
                               COMPANY'S FORM 10-Q
                          FOR THE PERIOD ENDING 3/31/99




                                                                                                           DATE OF
FACILITY TYPE                         LOCATION                                MANAGEMENT FEE         MANAGEMENT AGREEMENT
-------------                         --------                                --------------         --------------------
Clare Bridge                          Louisville, Colorado                         7.5%               December 31, 1998

Clare Bridge                          Highland Ranch, Colorado                     7.5%               December 31, 1998

Sterling Cottage                      Savannah, Georgia                            7.5%               December 31, 1998

Sterling House                        Raleigh, North Carolina                      7.5%               December 31, 1998

Sterling Cottage                      Raleigh, North Carolina                      7.5%               December 31, 1998

Sterling House                        Hilton Head, South Carolina                  7.5%               December 31, 1998

Sterling Cottage                      Hilton Head, South Carolina                  7.5%               December 31, 1998

Clare Bridge                          Brandon, Florida                             7.5%               December 31, 1998

Clare Bridge                          Brick Ocean, New Jersey                      8.0%                 March 31, 1999

Sterling House                        Florence, New Jersey                         8.0%                 March 31, 1999

Clare Bridge                          Cape Coral, Florida                          8.0%                 March 31, 1999

Clare Bridge                          Scottsdale, Arizona                          8.0%                 March 31, 1999

Crossings                             Scottsdale, Arizona                          8.0%                 March 31, 1999

Sterling Cottage                      Bakersfield, California                      8.0%                 March 31, 1999

Sterling House                        Bakersfield, California                      8.0%                 March 31, 1999

Clare Bridge                          Tropicana, Nevada                            8.0%                 March 31, 1999